                                                                IMPORTANT NOTICE
-------------------------------------------------------------------------------

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                                ONE SOUTH STREET
                               BALTIMORE, MD 21202

                         Special Meeting of Shareholders
                     To be held on Thursday, August 31, 2000

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders for the Flag Investors Communications Fund, Inc., to be held on AUGUST 31, 2000 in Baltimore, Maryland. Our records indicate that we have not yet received your voting instructions.

Your vote is very important. The Board of Directors of your Fund has recommended a vote FOR each of the proposals, and encourages you to exercise your voting rights.

PLEASE TAKE A FEW MOMENTS NOW TO CAST YOUR VOTE, UNLESS YOU ALREADY VOTED OR PLAN TO VOTE IN PERSON AT THE MEETING.

YOU CAN VOTE BY USING ONE OF THESE FOUR EASY METHODS:

     1. BY PHONE:     Call toll free anytime at 1-800-690-6903. Be sure to have
                      your proxy card available.

     2. BY INTERNET:  Go to www.proxyvote.com and follow the simple instructions. Be sure to have your proxy card available.

     3. BY FAX:       Fax your executed proxy to us, toll free at
                      1-800-733-1885, anytime.

     4. BY MAIL:      Return your executed proxy in the enclosed postage paid
                      envelope. Please utilize this option only if the other three methods are unavailable, as we may not receive your executed proxy by August 31, 2000.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for costly meeting adjournments. If you have any questions regarding the proposals to be considered at the Meeting or how to vote your proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION toll free at 1-877-504-7018.

Thank you for your prompt attention to this matter.

                                                                IMPORTANT NOTICE
-------------------------------------------------------------------------------

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                                ONE SOUTH STREET
                               BALTIMORE, MD 21202

                         Special Meeting of Shareholders
                     To be held on Thursday, August 31, 2000

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders for the Flag Investors Communications Fund, Inc., to be held on AUGUST 31, 2000 in Baltimore, Maryland. Our records indicate that we have not yet received your voting instructions.

Your vote is very important. The Board of Directors of your Fund has recommended a vote FOR each of the proposals, and encourages you to exercise your voting rights.

PLEASE TAKE A FEW MOMENTS NOW TO CAST YOUR VOTE, UNLESS YOU ALREADY VOTED OR PLAN TO VOTE IN PERSON AT THE MEETING.

YOU CAN VOTE BY USING ONE OF THESE THREE EASY METHODS:

     1. BY PHONE:     Call toll free anytime at 1-800-690-6903.  Be sure to have your proxy card available.

     2. BY INTERNET:  Go to www.proxyvote.com and follow the simple instructions. Be sure to have your proxy card available.

     3. BY MAIL:      Return your executed proxy in the enclosed postage paid
                      envelope. Please utilize this option only if the other two methods are unavailable, as we may not receive your executed proxy by August 31, 2000.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for costly meeting adjournments. If you have any questions regarding the proposals to be considered at the Meeting or how to vote your proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION toll free at 1-877-504-7018.

Thank you for your prompt attention to this matter.